Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,997,890,000.00
Previously Paid Amount	0.00
Total Fee Amount	305,876.96
Total Offset Amount	0.00
Net Fee	$ 305,876.96
Final Prospectus	false